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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 3, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-20574                 51-0340466
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)

                         26950 Agoura Road
                      Calabasas Hills, California             91301
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               (Address of principal executive offices)    (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE

     On November 3, 2004, The Cheesecake Factory Incorporated issued a press release announcing that it will broadcast its Investor Day presentations on the Internet at 8:00 a.m. Pacific Time on November 10, 2004. A copy of the press release is attached as Exhibit 99.1.


SECTION 9.0 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.1      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press release dated November 3, 2004 entitled "The Cheesecake Factory to Broadcast Investor Day Presentations on the Internet".


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004      THE CHEESECAKE FACTORY INCORPORATED



                            By:  /s/ MICHAEL J. DIXON
                            ---------------------------------------------------
                            Michael J. Dixon
                            Senior Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


      Exhibit            Description
---------------------    ---------------------------------------------
        99.1             Press Release dated November 3, 2004 entitled
                         "The Cheesecake Factory to Broadcast Investor
                         Day Presentations on the Internet".